                                                                                    Exhibit 10

                              NAVISTAR FINANCIAL CORPORATION
                                       AND SUBSIDIARIES

                                      MATERIAL CONTRACTS

The following documents of Navistar Financial Corporation are incorporated herein by reference:

10.45     Indenture dated as of June 5, 2003,  between  Navistar  Financial 2003-A Owner Trust and The Bank of New York, as Indenture  Trustee,  with respect to Navistar Financial
          2003-A Owner Trust.  Filed as Exhibit 4.2 to Navistar  Financial Retail  Receivables
          Corporation's Form 8-K dated June 11, 2003.  Registration No. 333-67112.

10.46     Series 2003-1  Supplement to the Pooling and  Servicing  Agreement  dated as of July
          13, 2003, among Navistar  Financial  Corporation,  as Servicer,  Navistar  Financial
          Securities  Corporation,  as  Seller,  and the Bank of New  York,  as  Master  Trust
          Trustee  on behalf of the Series  2003-1  Certificateholders.  Filed as Exhibit  4.1
          to  Navistar  Financial  Securities  Corporation's  Form 8-K  dated  July 11,  2003.
          Registration No. 333-102345-01.